SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2002

CHATEAU COMMUNITIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12496	38-3132038
(State or Other Jurisdiction of Formation)	(Commission File Number)	(IRS Employer Identification Number)

6160 South Syracuse Way, Greenwood Village, Colorado 80111
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 741-8707

N/A
(Former Name of Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On November 18, Chateau Communities, Inc. issued a press release announcing the appointment of D. Keith Cobb as a member of its board of directors. A copy of this press release is attached hereto as Exhibit 99.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    Financial Statements - None

(b)    Pro Forma Financial Information - None

(c)    Exhibits

99 -	Press Release of Chateau Communities, Inc., dated November 18, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2002	CHATEAU COMMUNITIES, INC.

	By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99	— Press Release of Chateau Communities, Inc., dated November 18, 2002